UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2008

Marten Transport, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

129 Marten Street, Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (715) 926-4216

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2008, the company issued a press release announcing financial results for the quarter and year ended December 31, 2007. Attached hereto as Exhibit 99.1 is a copy of the company's press release dated January 28, 2008 announcing the company's financial results for this period.

The press release also includes a discussion of revenue, before fuel surcharge revenues. The company provided this additional disclosure because management believes removing this source of revenue provides a more consistent basis for comparing results of operations from period to period. This financial measure in the press release has not been determined in accordance with generally accepted accounting principles ("GAAP"). Pursuant to Regulation G, the company has included a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measures.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
Not Applicable.
(b)	Pro Forma Financial Information.
Not Applicable.
(c)	Shell Company Transactions.
Not Applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 28, 2008 (included herewith).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marten Transport, Ltd. (Registrant)
January 30, 2008 (Date)	/s/ JAMES J. HINNENDAEL James J. Hinnendael Its: Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated January 28, 2008 (included herewith).